Exhibit 99.1
INDEX TO FINANCIAL STATEMENTS

Unaudited Consolidated Balance Sheets as at June 30, 2010 and 2009
Unaudited Consolidated Statements of Income for the Three and Nine Month Periods ended June 30, 2010 and 2009
Unaudited Consolidated Statements of Cash Flows for the Three and Nine Month Periods ended June 30, 2010 and 2009
Notes to Unaudited Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of September 30, 2009 and 2008
Consolidated Statements of Income and Comprehensive Income for the years ended September 30, 2009 and 2008
Consolidated Statement of Stockholders’ Equity for the years ended September 30, 2009 and 2008
Consolidated Statements of Cash Flows for the years September 30, 2009 and 2008
Notes to Consolidated Financial Statements

STANDARD CRUSHED STONE INDUSTRY LIMITED
BALANCE SHEETS
AS OF JUNE 30, 2010 and SEPTEMBER 30, 2009
(Unaudited)

	June 30, 2010	September 30, 2009
ASSETS
CURRENT ASSETS:
Cash & cash equivalents	$2,885,897	$3,093,667
Notes receivable	339,277	195,111
Accounts receivable, net	2,398,700	417,022
Inventories	3,131,104	2,415,030
Due from related parties	5,856,370	4,950,703
Other receivables, net	1,837,243	605,080
Advance to suppliers, net	2,478,566	1,634,768

Total current assets	18,927,157	13,311,381
		$—

Property, plant and equipment, net	31,245,440	11,051,722
Construction in progress	13,558,827	27,621,857
Other assets, net	1,214,016	648,427

TOTAL ASSETS	$64,945,439	$52,633,387

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payables	$14,157,003	$7,596,105
Other payables and accrued expenses	2,482,175	3,424,258
Due to related parties	2,084,565	—
Customer deposits	1,096,969	2,697,152
Taxes payable	5,220,141	3,866,713
Short term loans	2,893,400	733,500

Total current liabilities	27,934,253	18,317,729

Long term loans	17,624,769	17,604,000

Commitments and contingencies (Note 15)

STOCKHOLDERS’ EQUITY:
Capital	11,382,685	11,382,685
Statutory reserve	1,356,726	1,091,485
Accumulated other comprehensive income	1,285,666	1,255,625
Retained earnings	5,361,339	2,981,863

Total stockholders’ equity	19,386,417	16,711,658

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$64,945,439	$52,633,387

The accompanying notes are an integral part of these unaudited financial statements

2

STANDARD CRUSHED STONE INDUSTRY LIMITED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE THREE AND NINE MONTHS ENDED JUNE 30, 2010 AND 2009
(Unaudited)

	For the Three Months Ended June 30,		For the Nine Months Ended June 30,
	2010	2009	2010	2009
Net revenue	$10,899,451	$10,313,944	$32,313,641	$26,490,326

Cost of revenue	9,423,480	7,556,239	28,629,421	20,339,769

Gross profit	1,475,971	2,757,705	3,684,220	6,150,557

Operating expenses
Selling expenses	41,341	20,618	113,654	65,588
General and administrative expenses	232,184	283,242	597,589	893,840

Total operating expenses	273,525	303,860	711,243	959,428

Income from operations	1,202,445	2,453,845	2,972,977	5,191,129

Other income (expense):
Interest income (expense), net	(61,870)	(254,031)	(474,665)	(725,065)
Other income (expenses), net	103,121	35,827	277,255	76,103
Subsidy income	14,722	—	750,723	1,783,644

Total other income	55,974	(218,204)	553,314	1,134,682

Income before income tax	1,258,419	2,235,641	3,526,290	6,325,811

Provision for income tax	314,605	558,910	881,573	1,581,453

Net income	943,814	1,676,731	2,644,718	4,744,358

Other comprehensive income:
Foreign currency translation gain	799	836	30,041	20,754

Comprehensive income	$944,613	$1,677,567	$2,674,758	$4,765,112

The accompanying notes are an integral part of these unaudited financial statements

3

STANDARD CRUSHED STONE INDUSTRY LIMITED
STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED JUNE 30, 2010 AND 2009
(Unaudited)

	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,644,718	$4,744,358
Adjustments to reconcile net income to net cash
provided by operating activities:
Bad debt expenses (recovery)	(335,433)	(1,854,241)
Depreciation	2,522,193	1,429,272
Amortization	18,195	22,207
(Increase) / decrease in current assets:
Accounts receivable	(1,972,132)	2,166,593
Other receivables	(797,553)	(317,525)
Advances to suppliers	(565,359)	3,058,966
Inventories	(710,452)	(227,244)
Increase / (decrease) in current liabilities:
Accounts payables	6,526,461	(1,968,723)
Other payables & accrued expenses	(942,444)	1,889,302
Customer deposits	(1,597,130)	(700,718)
Taxes payable	1,343,622	702,062

Net cash provided by operating activities	6,134,686	8,944,309

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(8,583,595)	(295,270)
Additions to construction-in-process	—	(14,406,912)
Acquisition of intangible asset	(459,099)	—
Change in notes receivable	(143,376)	78,125
Long-term investment	(121,723)	—
Due from related party	811,870	2,070,199

Net cash used in investing activities	(8,495,923)	(12,553,858)

CASH FLOWS FROM FINANCING ACTIVITIES:
Contributed capital	—	2,350,899
Proceeds from (payments on) short term loans	2,150,639	(2,194,530)
Proceeds from long term loans	—	11,704,160

Net cash provided by financing activities	2,150,639	11,860,529

NET CHANGE IN CASH & CASH EQUIVALENTS	(210,598)	8,250,980

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	2,829	1,683

CASH & CASH EQUIVALENTS, at beginning of period	3,093,667	354,747

CASH & CASH EQUIVALENTS, at end of period	$2,885,898	$8,607,410

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid, including $784,285 and $677,712 capitalized	$833,722	$809,294

Taxes paid	$143,928	$93,096

SUPPLEMENTAL DISCLOSURE OF NON CASH INVESTING & FINANCING ACTIVITIES :-
Transfer of Construction in Progress to Property	$14,040,811	$—

The accompanying notes are an integral part of these unaudited financial statements

4

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009
(Unaudited)
NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS
Standard Crushed Stone Industry Limited (“SCSI”) is an exempted company established in Cayman Islands on February 5, 2010. Other than holding 100% of the outstanding equity interests of Dynasty Raw Materials Industry Limited (“Dynasty”), SCSI has no separate operations of its own. All of SCSI’s business operations are conducted by Hubei Jinlong Cement Co., Ltd. (“Jinlong Cement”) in the People’s Republic of China (“PRC” or “China”), which the Company controls through contractual arrangements that Dynasty’s wholly-owned subsidiary in the PRC, Great Mountain Information Consultant Co., Ltd. (“GMIC”), entered into with Jinlong Cement and its owners.
Dynasty is a company established in Hong Kong Special Administrative Region on February 26, 2010. Other than holding 100% of the outstanding equity interests of GMIC, Dynasty has no separate operations of its own.
GMIC is a limited liability company established in the PRC on May 11, 2010, with registered capital of $8 million, 15% of which is due within 90 days from the date of its organization and the balance within two years from its business license issuance date. Because it is wholly-owned by Dynasty, a non-PRC company, GMIC is deemed a wholly foreign owned enterprise, or WFOE, under applicable PRC law. The principal purpose of GMIC is to manage, hold and own rights in and to the businesses, operations and net income of Jinlong Cement, which it does through a series of contractual arrangements.
Jinlong Cement is a limited liability company established in the PRC on November 18, 2004 with registered capital of $11,736,000 (80,000,000 Chinese Renminbi). The Company is engaged in producing cement products, and holds the licenses and approvals necessary to operate its business in PRC.
On November 10, 2010, GMIC entered into a series of contractual arrangements as follows:
(1) Consulting Services Agreement, through which GMIC has the right to advise, consult, manage and operate Jinlong Cement, and collect and own all of its net profits;
(2) Operating Agreement, through which GMIC has the right to recommend director candidates and appoint the senior executives of Jinlong Cement, approve any transactions that may materially affect the assets, liabilities, rights or operations of Jinlong Cement, and guarantee the contractual performance by Jinlong Cement of any agreements with third parties, in exchange for a pledge by Jinlong Cement of its accounts receivable and assets;
(3) Proxy Agreement, under which the owners of Jinlong Cement have vested their collective voting control over Jinlong Cement to GMIC and will only transfer their respective equity interests in Jinlong Cement to GMIC or its designee(s);
(4) Option Agreement, under which the owners of Jinlong Cement have granted GMIC the irrevocable right and option to acquire all of their equity interests in Jinlong Cement; and
(5) Equity Pledge Agreement, under which the owners of Jinlong Cement have pledged all of their rights, titles and interests in Jinlong Cement to GMIC to guarantee the performance of their obligations under the Consulting Services Agreement.
As a result of the foregoing contractual arrangements, which obligates GMIC to absorb all of the risk of loss from Jinlong Cement’s activities and enables GMIC to receive all of Jinlong Cement’s expected residual returns, SCSI accounts for Jinlong Cement as a variable interest entity, or VIE, under Financial Accounting Standards Board (“FASB”) Interpretation No. 46R (“FIN 46R”), “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51”. Accordingly, the financial statements of Jinlong Cement are combined into the financial statements of the Company.

5

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009
(Unaudited)
SCSI, Dynasty, GMIC and Jinlong Cement are collectively referred to hereinafter as the “Company.”
The Company’s year-end is September 30th.
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of presentation
The accompanying consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America. The Company’s functional currency is the Chinese Renminbi (“CNY” or “RMB”), however, the accompanying consolidated financial statements have been re-measured and presented in United States Dollars (“$” or “U.S. Dollars” or “USD”).
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Use of estimates
The preparation of consolidated financial statements in conformity with generally accepted accounting principles of the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant estimates reflected in the Company’s consolidated financial statements include the useful lives and recoverable of property and equipment and estimates of intangible assets. Actual results could differ from those estimates.
Concentration of risk
•	Cash – cash includes cash on hand and deposits in the state-owned banks within the PRC. Total cash on hand at June 30, 2010 and September 30, 2009 amounted to $399,511 and $5,744, respectively. The Company considers all highly liquid instruments with original maturities of three months or less, to be cash equivalents. Total cash in these banks at June 30, 2010 and September 30, 2009 and 2008 amounted to $2,486,387 and $3,087,923, respectively, of which no deposits were covered by insurance. Management reviews the financial condition of these institutions on a periodic basis. The Company has not incurred any losses on these accounts from nonperformance by the aforementioned institutions

•	Major customers – two customers collectively accounted for approximately 64.53% of the Company’s sales for the nine months ended June 30, 2010, and one customer accounted for approximately 71.65% of the Company’s sales for the year ended September 30, 2009, respectively.

•	Major suppliers – three and two suppliers collectively accounted for approximately 62.78% and 45.05% of the Company’s purchase for the nine months ended June 30, 2010 and the year ended September 30, 2009, respectively.

•	Political and economic risks – The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition, and results of operations may be influenced by the political, economic, and legal environments in the PRC, and by the general state of the PRC’s economy. The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic, and legal environments, and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among others.

6

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009
(Unaudited)
•	Value-added tax (“VAT”) payable was based on the filed tax returns with the PRC Tax Bureau. Additional liabilities may arise should the PRC Tax Bureau decides to change the amounts collected.
Notes receivable
Notes receivable arise from the sale of goods, and represent commercial drafts issued by customers to the Company that are guaranteed by banks of the customers. Notes receivables are interest-free with maturity dates of three or six months from date of issuance.
Accounts receivable
During the normal course of business, the Company extends unsecured credit to it customers. Accounts receivable are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Specifically, the Company analyzes the aging of other receivable balances, historical bad debts, customer concentrations, customer credit-worthiness, current economic trends and changes in the customer payment terms. Management’s judgment and estimates are made in connection with establishing the allowance for doubtful accounts. In management’s opinion, allowance for doubtful accounts was $155,634 and $156,806 at June 30, 2010 and September 30, 2009, respectively.
Advance to suppliers
Advance to suppliers are monies advanced to suppliers for material purchases.
Customer deposit
Customer deposit represents prepayments by customers for cement purchases. The Company records such prepayment as customer deposits when the payments are received.
Other receivables
Other receivables mainly consist of employee advances which are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management takes a conservative approach with an allowance for doubtful accounts in case these employee advances are not fully reimbursed. Management’s judgment and estimates are made in connection with establishing the allowance for doubtful accounts. In management’s opinion, allowance for doubtful accounts was $96,936 and $157,833 and $43,890 at June 30, 2010 and September 30, 2009, respectively.
Inventory
Inventory consists of finished goods, work-in-process and raw materials. Inventory is valued at the lower of cost or market (determined on a weighted average cost basis) or net realizable value. Management compares the cost of inventory with the net realizable value and an allowance is made for impairment in the value of inventory if lower than cost. As of June 30, 2010 and September 30, 2009, no impairment was recorded.
Property and equipment
Property and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. Depreciation and amortization are computed on the straight-line method over the following estimated useful lives of the related assets, which range from five to thirty years, and are as follows:

Buildings and structures	25 to 30 years
Machinery and equipment	5 to 10 years
Office equipment	5 years

7

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009
(Unaudited)
Construction in progress represents the costs incurred in connection with the construction of buildings or new additions to the Company’s plant facilities. No depreciation is provided for construction in progress until such time as the assets are completed and placed into service. Maintenance, repairs and minor renewals are charged directly to expense as incurred. Major additions and betterment to buildings and equipment are capitalized. Interest incurred during construction is capitalized into construction in progress. All other interest is expensed as incurred.
Long-lived asset
Long-lived assets and certain identifiable intangibles held and used by the Company, which are included as a component of other assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company’s management assesses the recoverability of its long-lived assets by determining whether the depreciation and amortization of long-lived assets over their remaining lives can be recovered through projected undiscounted future cash flows. The amount of long-lived asset impairment if any, is measured based on fair value and is charged to operations in the period in which long lived assets impairment is determined by management. At June 30, 2010 and September 30, 2009, the Company’s management believes there was no impairment of its long lived assets.
Income taxes
The Company utilizes the asset and liability method of accounting for income taxes, under which deferred taxes are determined based on the temporary differences between the financial statement and tax basis of assets and liabilities using tax rates expected to be in effect during the years in which the basis differences reverse. A valuation allowance is recorded when it is more likely than not that some of the deferred tax assets will not be realized. GAAP also requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns.
As of January 1, 2007, income tax positions must meet a more-likely-than-not recognition threshold to be recognized. A tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded.
Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. No material deferred tax amounts were recorded at June 30, 2010 and September 30, 2009, respectively.
Chinese Income Taxes
The Company is governed by the Income Tax Law of the People’s Republic of China and local income tax laws (the “PRC Income Tax Law”). Pursuant to the PRC Income Tax Law, enterprises are subject to tax at a statutory rate of 25%.
The Company adopted accounting policies in accordance to U.S. GAAP with regard to provisions, reserves, inventory valuation method, and depreciation that are consistent with requirements under Chinese income tax laws. Therefore, there were no significant deferred tax assets or liabilities during the years ended June 30, 2010 and September 30, 2009.
The Company classifies interest and penalties assessed due to underpayment of income taxes as interest expense and other expenses, respectively. The Company incurred no such expenses for the years ended June 30, 2010 and September 30, 2009.
Value added tax

8

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009
(Unaudited)
Sales revenue represents the invoiced value of goods, net of a value-added tax (“VAT”). All of the Company’s cement products are sold in the PRC and are subject to a Chinese VAT at a rate of 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing their finished product. The Company recorded VAT Payable and VAT receivable net of payments in the financial statements. The VAT tax return is filed offsetting the payables against the receivables.
Revenue recognition
The Company recognizes revenue from the sale of cement when it is realized or realizable and earnings process is complete. In general, the Company records revenue when the cement is successfully manufactured, title has passed to the customer in accordance with the terms of the sale and collectability or consideration is reasonably assured.
The Company does not allow product return or sales discount allowance because products are normally not returnable and sales discount is normally not granted after products are sold.
Cost of revenue
The costs associated with cement revenue are the costs to convert raw materials into finished cement products. Cost of revenue consists primarily of direct material costs, direct labor costs, direct depreciation and related direct expenses attributable to produce cement Manufacturing overhead primarily includes expenses such as indirect labor, depreciation as it relates to the cost of production, rent, utilities and receiving costs, etc.
Shipping and handling
Shipping and handling costs related to costs of the raw materials purchased is included in cost of revenues. Further, transportation costs incurred in the delivery of the Company’s cement products are also included in cost of revenues.
Advertising Costs
The Company expenses advertising costs as incurred or, as appropriate, the first time the advertising takes place. Advertising costs for the nine months ended June 30, 2010 and 2009 were $87,736 and $45,969, respectively.
Other operating costs
Other operating expenses include management and staff salaries, administrative and facilities related expenses and other expenses that are unrelated to the production functions of the Company’s business, and are expensed as incurred.
Subsidy income
Subsidy income mainly includes the natural resources taxes refunded by the PRC’s local government to encourage the Company’s recycling effort to utilize industrial waste in its production.
Foreign currency translation
As of June 30, 2010 and 2009, the accounts of the Company were maintained, and its consolidated financial statements were expressed in the RMB. Such consolidated financial statements were translated into U.S. Dollars in accordance with ASC 830 (formally known as SFAS No. 52), “Foreign Currency Translation,” with the RMB as the functional currency. According to ASC 830, all assets and liabilities were translated at the exchange rate on the consolidated balance sheet date, stockholder’s equity are translated at the historical rates and statement of operations items are translated at the weighted average exchange rate for the year. The resulting translation adjustments are reported under other comprehensive income in accordance with ASC 220 (formally known as SFAS No. 130), “Reporting Comprehensive Income.” Cash flows from the Company’s operations are calculated based upon the local currencies and translated to USD at average translation rates for the period. As a result, translation adjustments amount

9

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009
(Unaudited)
related to assets and liabilities reported on the consolidated statement of cash flows will not necessarily agree with changes in the corresponding consolidated balances on the balance sheet.
The balance sheet amounts with the exception of equity at June 30, 2010 were translated at 6.79 RMB to 1.00 USD, as compared to 6.82 RMB to 1.00 USD at June 30, 2009. The equity accounts were stated at their historical rate. The average translation rates applied to income and cash flow statement amounts for the nine months ended June 30, 2010 and 2009 were 6.83 RMB and 6.81 RMB to 1.00 USD, respectively.
Segment information
The Company’s senior management reviews consolidated results of operations prepared in accordance with U.S. GAAP when making decisions about allocating resources and assessing performance of the Group; hence, the Company has only one operating segment.
The Company operates in the PRC and all of the long-lived assets are located in the PRC. All of the Company’s revenues are generated from customers headquartered in the PRC.
Recent accounting pronouncements
In May 2009, the FASB issued Statement No. 165 (ASC 855), “Subsequent Events” (“SFAS 165”), which establishes general standards of accounting for, and requires disclosure of, events that occur after the consolidated balance sheet date but before consolidated financial statements are issued or are available to be issued. In February 2010, the FASB issued an update to the standard related to subsequent events effective for all financial statements of SEC filers issued after February 24, 2010, which removed the requirement to disclose the date through which subsequent events were evaluated. The adoption of this update to the standard did not have a material impact on its financial position or results from operations.
In June 2009, the FASB issued SFAS No. 166 (ASC 860), “Accounting for Transfers of Financial Assets” (“SFAS 166”). SFAS 166 is a revision to SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, and will require more information about transfers of financial assets and where companies have continuing exposure to the risk related to transferred financial assets. It eliminates the concept of a qualifying special purpose entity, changes the requirements for derecognizing financial assets, and requires additional disclosure. This standard is effective for interim and annual periods ending after November 15, 2009. The Company will adopt SFAS 166 on January 1, 2010 and is currently evaluating the potential impact on the consolidated financial statements when implemented.
In June 2009, the FASB issued SFAS No. 167 (ASC 810), Amendments to FASB Interpretation No. 46(R) (SFAS 167). The amendments include: (1) the elimination of the exemption for qualifying special purpose entities, (2) a new approach for determining who should consolidate a variable-interest entity, and (3) changes to when it is necessary to reassess who should consolidate a variable-interest entity. SFAS 167 is effective for the first annual reporting period beginning after November 15, 2009 and for interim periods within that first annual reporting period. The Company will adopt SFAS 167 in fiscal 2010 and is evaluating the impact it will have on the results of the Company.
In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 168 (ASC 105), “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles” (“SFAS 168”). SFAS 168 establishes the FASB Accounting Standards Codification (the “Codification”) as the single source of authoritative nongovernmental U.S. GAAP. The Codification is effective for interim and annual periods ending after September 15, 2009. The adoption of this standard did not have a material impact on the Company’s consolidated financial statements.
In August 2009, the FASB issued an Accounting Standards Update (“ASU”) regarding measuring liabilities at fair value. This ASU provides additional guidance clarifying the measurement of liabilities at fair value in circumstances in which a quoted price in an active market for the identical liability is not available; under those circumstances, a reporting entity is required to measure fair value using one or more of

10

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009
(Unaudited)
valuation techniques, as defined. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.
In October 2009, the FASB issued an ASU regarding accounting for own-share lending arrangements in contemplation of convertible debt issuance or other financing. This ASU requires that at the date of issuance of the shares in a share-lending arrangement entered into in contemplation of a convertible debt offering or other financing, the shares issued shall be measured at fair value and be recognized as an issuance cost, with an offset to additional paid-in capital. Further, loaned shares are excluded from basic and diluted earnings per share unless default of the share-lending arrangement occurs, at which time the loaned shares would be included in the basic and diluted earnings-per-share calculation. This ASU is effective for fiscal years beginning on or after December 15, 2009, and interim periods within those fiscal years for arrangements outstanding as of the beginning of those fiscal years. The Company will adopt this ASU on January 1, 2010 and is currently evaluating the potential impact on the consolidated financial statements when implemented.
In November 2009, the FASB issued an ASU regarding accounting for stock dividends, including distributions to shareholders with components of stock and cash. This ASU clarifies that the stock portion of a distribution to shareholders that contains components of cash and stock and allows shareholders to select their preferred form of the distribution (with a limit on the amount of cash that will be distributed in total) should be considered a stock dividend and included in EPS calculations as a share issuance. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements
In December 2009, FASB issued ASU No. 2009-16, Accounting for Transfers of Financial Assets. This Accounting Standards Update amends the FASB Accounting Standards Codification for the issuance of FASB Statement No. 166, Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140.The amendments in this Accounting Standards Update improve financial reporting by eliminating the exceptions for qualifying special-purpose entities from the consolidation guidance and the exception that permitted sale accounting for certain mortgage securitizations when a transferor has not surrendered control over the transferred financial assets. In addition, the amendments require enhanced disclosures about the risks that a transferor continues to be exposed to because of its continuing involvement in transferred financial assets. Comparability and consistency in accounting for transferred financial assets will also be improved through clarifications of the requirements for isolation and limitations on portions of financial assets that are eligible for sale accounting. This ASU is effective for the annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. The Company does not expect the adoption of this ASU to have a material impact on its consolidated financial statements.
In December, 2009, FASB issued ASU No. 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities. This Accounting Standards Update amends the FASB Accounting Standards Codification for the issuance of FASB Statement No. 167, Amendments to FASB Interpretation No. 46(R). The amendments in this Accounting Standards Update replace the quantitative-based risks and rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity with an approach focused on identifying which reporting entity has the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. An approach that is expected to be primarily qualitative will be more effective for identifying which reporting entity has a controlling financial interest in a variable interest entity. The amendments in this Update also require additional disclosures about a reporting entity’s involvement in variable interest entities, which will enhance the information provided to users of financial statements. This ASU is effective as of the beginning of a reporting entity’s first annual reporting period that begins after November 15, 2009 and for interim periods within the first annual reporting period. The Company is currently evaluating the impact of this ASU, however, the Company does not expect the adoption of this ASU to have a material impact on its consolidated financial statements.

11

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009
(Unaudited)
In January 2010, FASB issued ASU No. 2010-01- Accounting for Distributions to Shareholders with Components of Stock and Cash. The amendments in this Update clarify that the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a potential limitation on the total amount of cash that all shareholders can elect to receive in the aggregate is considered a share issuance that is reflected in EPS prospectively and is not a stock dividend for purposes of applying Topics 505 and 260 (Equity and Earnings Per Share). The amendments in this update are effective for interim and annual periods ending on or after December 15, 2009, and should be applied on a retrospective basis. The Company does not expect the adoption of this ASU to have a material impact on its consolidated financial statements.
In January 2010, FASB issued ASU No. 2010-02 – Accounting and Reporting for Decreases in Ownership of a Subsidiary – a Scope Clarification. The amendments in this Update affect accounting and reporting by an entity that experiences a decrease in ownership in a subsidiary that is a business or nonprofit activity. The amendments also affect accounting and reporting by an entity that exchanges a group of assets that constitutes a business or nonprofit activity for an equity interest in another entity. The amendments in this update are effective beginning in the period that an entity adopts SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51.” If an entity has previously adopted SFAS No. 160 as of the date the amendments in this update are included in the Accounting Standards Codification, the amendments in this update are effective beginning in the first interim or annual reporting period ending on or after December 15, 2009. The amendments in this update should be applied retrospectively to the first period that an entity adopted SFAS No. 160. The Company will adopt this ASU on January 1, 2010 and is currently evaluating the potential impact on the consolidated financial statements when implemented.
In January 2010, FASB issued ASU No. 2010-06 – Improving Disclosures about Fair Value Measurements. This update provides amendments to Subtopic 820-10 that requires new disclosure as follows: 1) Transfers in and out of Levels 1 and 2. A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. 2) Activity in Level 3 fair value measurements. In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number). This update provides amendments to Subtopic 820-10 that clarify existing disclosures as follows: 1) Level of disaggregation. A reporting entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. A reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities. 2) Disclosures about inputs and valuation techniques. A reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. These disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Company is currently evaluating the impact of this ASU, however, the Company does not expect the adoption of this ASU to have a material impact on its consolidated financial statements.
NOTE 3 – ACCOUNTS RECEIVABLE
Accounts receivable consisted of the following:

	June 30,	September 30,
	2010	2009
Accounts receivable	$2,554,335	$573,828
Less: allowance for bad debts	(155,635)	(156,806)
Accounts receivable, net	$2,398,700	$417,022

12

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009
(Unaudited)
Accounts receivable are reduced by the allowance for accounts receivable, which are reserved for balances over 90 days unless there are significant reasons as to why the accounts receivable can be collected. The majority of the Company’s sales are made in cash; however, credit is extended to the government and other strategic, long-term and high credit-rating customers. The terms of the accounts receivable are typically from 30 to 60 days.
NOTE 4 – PREPAID EXPENSES AND OTHER CURRENT ASSETS

	June 30,	September 30,
	2010	2009
Employee advances	$369,701	$79,687
Loan receivables	993,056	596,759
Less: allowance for doubtful accounts	(96,936)	(157,833)
Prepaid expenses	571,423	86,467

Prepaid expenses and other current assets, net	$1,837,243	$605,080
Prepaid expenses and other current assets mainly consist of certain prepaid expenses, loan receivables due from unrelated third parties for business developmental purpose, and employee advances. The loan receivables from unrelated third parties are interest-free, unsecured and due upon demand. Other receivables are reduced by the allowance for doubtful accounts, which are reserved for balances over 90 days unless the collectability of these receivables can be reasonably assured.
NOTE 5 – DUE FROM RELATED PARTIES

		September 30,
	June 30, 2010	2009
Due from related parties	$5,856,370	$4,950,703

Amounts due from related parties were $5,856,370 and $4,950,703 as of June 30, 2010 and September 30, 2009, respectively. These amounts are interest-free, unsecured and due upon on demand. Related parties include shareholders and other companies which the shareholders hold interests in. The purpose of these transactions is to facilitate the cash flow needs of these related parties. The Company plans on restricting and stopping this practice in the future.
NOTE 6 –ADVANCE TO SUPPLIERS
Advance to suppliers consisted of the following as of:

		September
	June 30, 2010	30, 2009
Advance to suppliers	$3,971,257	$3,399,680
Less: allowance for advance to suppliers	(1,492,691)	(1,764,912)

Total	$2,478,566	$1,634,768

The prepayments are mainly for coal used for production of cement. These advances are interest free and unsecured.
NOTE 7 – INVENTORY
Cement and other inventories at June 30, 2010 and September 30, 2009 consisted of the following:

13

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009
(Unaudited)

		September
	June 30, 2010	30, 2009
Raw and packing materials	$1,880,211	$1,617,055
Work in progress	1,219,033	34,918
Finished goods	31,860	763,057

Total	$3,131,104	$2,415,030

Management reviews the Company’s inventories for obsolescence and cost in excess of net realizable value at least annually and records a reserve against the inventory as an additional cost of goods sold. As of June 30, 2010 and September 31, 2009, management determined that there were no obsolescence in inventory and did not record any charges to its inventory reserve allowance.
NOTE 8 – PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment consisted of the following as of:

		September 30,
	June 30, 2010	2009
Building	$8,449,772	$4,405,517
Machinery and operating equipment	27,169,475	10,722,789
Office equipment	4,514,742	2,272,437
Total	$40,133,989	$17,400,743
Less: accumulated depreciation	(8,888,549)	(6,349,021)

Total Property and equipment	$31,245,440	$11,051,722

Depreciation expenses for the nine months ended June 30, 2010 and 2009 were $2,522,193 and $1,429,272, respectively.
NOTE 9 – CONSTRUCTION-IN-PROGRESS

		September 30,
	June 30, 2010	2009
Construction-in-progress	$13,558,827	$27,621,857

Construction-in-progress represents labor costs, materials, and capitalized interest incurred in connection with the construction of the Company’s second cement production line as well as assembly of machineries for this production line. No depreciation is provided for construction-in-progress until it is completed and placed into service.
Interest expense in the amount of $489,346 and $1,183,538 was capitalized into construction-in-progress as at June 30, 2010 and September 30, 2009, respectively.
NOTE 10 – OTHER ASSETS
Other assets consisted of the following as of:

	June 30,	September 30,
	2010	2009
Long-term investment	$286,696	$164,304
Intangible assets	1,079,124	617,504
Less: Accumulated amortization	(151,804)	(133,381)

Total	$1,214,016	$648,427

14

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009
(Unaudited)
Long-term investment is the 11.2% interest in Shiyan Hangong Concrete Co., Ltd., an unrelated party, held by the Company which is accounted for under the cost method, and the Company records its investment at cost and only records income on the investment when dividends are received. The Company recorded dividends in the amount of $121,723 and $0 for the nine months ended June 30, 2010 and 2009, respectively.
The intangible assets pertain to the right to extract from a limestone depository. All natural resources in the PRC are state-owned. However, the government grants rights to individuals or companies to extract the natural resources. The Company has the right to extract from a limestone depository for 5 years, and amortizes such right on a straight line basis over 5 years. This limestone depository currently is idle, and is unrelated to the two other limestone depositories that the Company has the extraction rights to and from which limestone is currently being extracted.
During the quarter ended June 30, 2010, the Company acquired land use rights amounting to $856,560.
Amortization expense for the nine months ended June 30, 2010 and 2009 was $18,915 and $22,207, respectively.
NOTE 11 – TAXES PAYABLE
The taxes payable consisted of the following as of:

		September 30,
	June 30, 2010	2009
VAT	$740,679	$721,546
Income tax	4,334,775	3,142,491
Other misc. taxes	144,687	2,676

Total	$5,220,141	$3,866,713

VAT payable is based upon the Company’s returns filed with the PRC Tax Bureau. However, in the future, should the PRC Tax Bureau decides to change the VAT tax payable amounts, there may be additional liabilities.
NOTE 12 – OTHER PAYABLES AND OTHER ACCURED EXPENSES

		September
	June 30, 2010	30, 2009
Other payable	$2,247,326	$3,033,375
Accrued payroll and payroll related expenses	234,849	390,883

Total	$2,482,175	$3,424,258

Other payable primarily consists of deposits required by the contractors engaged to build the Company’s second cement production line.
NOTE 13 – LOANS
(a) Short-term loans
Short-term loans represent bank loans that are due within one year. The loan principals are due at maturity and the loans can be renewed with the lending banks. The loans consisted of the following as of:

15

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009
(Unaudited)

	June 20,	September 30,
	2010	2009,
Loan from Yu Xian Credit Union, due January 2010, interest rate at 7.74% per annum, no collaterals	$—	$733,500
Loan from Yun County Credit Union, due December 2010, interest rate at 5.31% per annum, secured by land mining rights	1,468,731	—
Loan from Bank of China, Che City Branch, due August 2010, interest rate at Bank of China rate + 10% per annum, secured by land mining rights	1,424,669	—

Total	$2,893,400	$733,500

Interest expense incurred on these short-term loans was $136,659 and $75,584 for the nine months ended June 30, 2010 and 2009, respectively.
As of June 30, 2010 and September 30, 2009, there were no restrictive covenants related to these loans.
(b) Long-term loans
As of June 30, 2010 and December 31, 2009, the long term loan payables were as follows:

	June 30,	September 30,
	2010	2009
Loan from Xun Xian Urban Investment and Development Co. Ltd., due at various dates between November, 2012 and July 2013 , interest rate at 12% per annum, interest only payment, principle due upon maturity, secured by building and equipments	$5,874,923	$5,868,000
Loan from Hubei Province Rural Credit Cooperatives, due February 25, 2013,, interest rate at 6.30%, interest only payment, principle due upon maturity, secured by building and equipments	11,749,846	—
Loan from Hubei Province Rural Credit Cooperatives, due February 19, 2014,, interest rate at 7.02%, interest only payment, principle due upon maturity, secured by building and equipments	—	11,736,000

Total	$17,624,769	$17,604,000

Interest expense incurred on these long-term loans was $352,578 and $62,755 for the nine months ended June 30, 2010 and 2009, respectively. The Company paid interests in the amount of $1,152,391 and $258,923 for the nine months ended June 30, 2010 and 2009, respectively. The amount of capitalized interest included in construction-in-progress (Note 9) amounted $799,813 and $196,168 for the nine months ended June 30, 2010 and 2009, respectively
NOTE 14– DUE TO RELATED PARTIES

	June 30,	September 30,
	2010	2009
Due to related parties	$1,998,489	$—
Due to shareholders	86,076	$—

	$2,084,565	$—

Amounts due to related parties were $2,084,565 and $0 as of June 30, 2010 and September 30, 2009, respectively. These amounts are interest-free, unsecured and due upon on demand. Related parties include shareholders and other companies which the shareholders hold interests in.
NOTE 15– INCOME TAXES
All of the Company’s business operations are conducted by Jinlong Cement in China, which the Company controls through its PRC subsidiary, GMIC. Jinlong Cement is subject to the income tax laws of the PRC

16

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009
(Unaudited)
and does not have any deferred tax assets or deferred tax liabilities under such laws because there are no temporary differences between carrying amounts in the financial statements and the tax bases of existing assets and liabilities.
As a WFOE, GMIC is governed by the Income Tax Law of the PRC concerning Foreign Investment Enterprises and Foreign Enterprises and various local income tax laws. Prior to January 1, 2008, under the then effective PRC Income Tax Law, FIEs generally were subject to an income tax at an effective rate of 33% (30% state income taxes plus 3% local income taxes) on income as reported in their statutory financial statements after appropriate tax adjustments unless the FIE was located in specially designated regions for which more favorable effective tax rates apply. Beginning January 1, 2008, the Enterprise Income Tax (“EIT”) law has replaced the previous laws for domestic enterprises (“DEs”) and foreign invested enterprises (“FIEs”). Under the EIT law, corporate income tax for both DEs (such as Jinlong Cement) and FIEs (such as GMIC) has been unified at 25%.
Deferred tax assets and liabilities are provided for significant income and expense items recognized in different years for tax and financial reporting purposes. The Company did not have any temporary differences which would give rise to a net deferred tax asset for fiscal year end September 30, 2009 and 2008.
Deferred tax assets and liabilities are provided for significant income and expense items recognized in different years for tax and financial reporting purposes. The Company did not have any temporary differences, which give rise to a net deferred tax asset for nine months ended June 30, 2010 and fiscal year end September 30, 2009.
NOTE 16 – COMMITMENTS AND CONTINGENCIES
(a) Litigation
In the ordinary course of business, the Company is generally subject to claims, complaints, and legal actions. Management believes that the Company is not a party to any action which would have a material impact on its financial condition, operations, or cash flows.
(b) Economic Environment
As all of the Company’s operations are conducted in the PRC, the Company is subject to special considerations and significant risks not typically associated with companies operating in the United States of America. These risks include, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.
NOTE 17 – STATUTORY RESERVES
The laws and regulations of the PRC require that before a foreign-invested enterprise can legally distribute profits, it must first satisfy all tax liabilities, provide for losses in previous years, and make allocations in proportions determined at the discretion of the board of directors, after the statutory reserve. The statutory reserves include the surplus reserve fund and the enterprise fund. Additionally, the Chinese government restricts distributions of registered capital and the additional investment amounts required by a foreign-invested enterprise. Approval by the Chinese government must be obtained before distributions of these amounts can be returned to the shareholders.
Statutory surplus reserve fund

17

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010 AND 2009
(Unaudited)
Jinlong Cement is required to transfer 10% of its net income, as determined in accordance with the PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of the Company’s registered capital.
The transfer to this reserve must be made before distribution of any dividends to shareholders. For the nine months ended June 30, 2010 and 2009, Jinlong Cement transferred $267,475 and $577,427, respectively, to this reserve. The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any. It may also be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.
NOTE 18 – SUBSEQUENT EVENTS
In November 2010, the Company received approximately $3.6 million (RMB 24 million) in cash, and approximately $1.4 million (RMB 9.4 million) in cement, from related parties for payments of amounts due from such related parties (Note 5), and the balances owed by such related parties were netted against amounts due to them from the Company, in the amount of approximately $1 million (RMB 6.5 million).

18

Report of Independent Registered Public Accounting Firm
Board of Directors and Stockholders of
Standard Crushed Stone Industry Limited
We have audited the accompanying consolidated balance sheets of Standard Crushed Stone Industry Limited as of September 30, 2009 and 2008, and the related consolidated statements of income, stockholders’ equity, and cash flows for the two years period ended September 30, 2009. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hubei Jinlong Cement Co., Ltd. as of September 30, 2009 and 2008, and the results of their operations and their cash flows for the two years period ended September 30, 2009, in conformity with U.S. generally accepted accounting principles.
Certified Public Accountants
Los Angeles, California
November 11, 2010

STANDARD CRUSHED STONE INDUSTRY LIMITED
BALANCE SHEETS
AS OF SEPTEMBER 30, 2009 AND 2008

	2009	2008
ASSETS

CURRENT ASSETS:
Cash & cash equivalents	$3,093,667	$354,727
Notes receivable	195,111	146,300
Accounts receivable, net	417,022	4,725
Inventories	2,415,030	2,172,992
Due from related parties	4,950,703	2,070,170
Other receivables, net	605,080	1,112,655
Advance to suppliers, net	1,634,768	3,348,836

Total current assets	13,311,381	9,210,405

Property, plant and equipment, net	11,051,722	12,237,250
Construction in progress	27,621,857	7,889,360
Other assets, net	648,427	690,999

TOTAL ASSETS	$52,633,387	$30,028,014

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payables	$7,596,105	$6,981,506
Other payables and accrued expenses	3,424,258	1,234,632
Customer deposits	2,697,152	1,938,624
Taxes payable	3,866,713	2,178,909
Short term loans	733,500	2,194,500

Total current liabilities	18,317,729	14,528,171

Long term loans	17,604,000	5,852,000

Commitments and contingencies (Note 15)

STOCKHOLDERS’ EQUITY:
Capital	11,382,685	8,513,236
Statutory reserve	1,091,485	481,544
Accumulated other comprehensive income	1,255,625	1,222,053

Retained earnings/deficits	2,981,863	(568,989)

Total stockholders’ equity	16,711,658	9,647,843

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$52,633,387	$30,028,014

The accompanying notes are an integral part of these financial statements

STANDARD CRUSHED STONE INDUSTRY LIMITED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008

	2009	2008
Net revenue	$36,151,047	$26,192,757

Cost of revenue	28,389,589	20,013,621

Gross profit	7,761,458	6,179,136

Operating expenses
Selling expenses	106,373	40,179
General and administrative expenses	1,151,923	1,136,956
Bad debt expenses	220,040	1,740,979

Total operating expenses	1,478,336	2,918,114

Income from operations	6,283,122	3,261,022

Other income (expense):
Interest expense (income), net	(50,737)	(158,060)
Other income (expenses), net	110,513	(276,779)
Subsidy income	1,789,653	1,436,547

Total other income	1,849,429	1,001,708

Income before income tax	8,132,551	4,262,730

Provision for income tax	2,033,138	1,065,683

Net income	6,099,413	3,197,047

Other comprehensive income:
Foreign currency translation gain	33,573	632,770

Comprehensive income	$6,132,986	$3,829,817

The accompanying notes are an integral part of these financial statements

STANDARD CRUSHED STONE INDUSTRY LIMITED
STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008

		Retained Earnings		Accumulated	Total
		Statutory	Unrestricted	Other Comprehensive	Stockholders’
	Paid-in-Capital	Reserve		Income	Equity

Balance as of September 30, 2007	$6,223,134	$161,839	$(1,909,056)	$589,283	$5,065,200

Capital contributed	2,290,102	—	—	—	2,290,102

Foreign currency translation adjustment	—	—	—	632,770	632,770

Net Income for the year ended September 30, 2008	—	—	3,197,047	—	3,197,047

Distribution	—	—	(1,537,276)	—	(1,537,276)

Transfer to statutory reserve	—	319,705	(319,705)	—	—

Balance as of September 30, 2008	8,513,236	481,544	(568,990)	1,222,053	9,647,842

Capital contributed	2,869,449	—	—	—	2,869,449

Foreign currency translation adjustment	—	—	—	33,573	33,573

Net Income for the year ended September 30, 2009	—	—	6,099,413	—	6,099,413

Distribution	—	—	(1,938,619)	—	(1,938,619)

Transfer to statutory reserve	—	609,941	(609,941)	—	—

Balance as of September 30, 2009	$11,382,685	$1,091,485	$2,981,863	$1,255,625	$16,711,658

The accompanying notes are an integral part of these financial statements

STANDARD CRUSHED STONE INDUSTRY LIMITED
STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$6,099,413	$3,197,047
Adjustments to reconcile net income to net cash
provided by operating activities:
Bad debt expenses	220,040	1,740,979
Depreciation	1,709,506	1,532,425
Amortization	44,415	42,790
(Increase) / decrease in current assets:
Accounts receivable	(518,196)	1,334,628
Other receivables	396,389	(598,853)
Advances to suppliers	1,721,462	(3,870,978)
Inventories	(235,855)	(346,818)
Increase / (decrease) in current liabilities:
Accounts payables	594,902	2,083,222
Other payables & accrued expenses	2,184,015	(231,889)
Customer deposits	752,457	(2,316,270)
Taxes payable	1,680,127	1,304,268

Net cash provided by operating activities	14,648,675	3,870,551

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(491,766)	(1,389,369)
Additions to construction-in-process	(19,690,772)	(4,343,735)
Change in notes receivable	(48,362)	(70,595)
Due from related party	(2,871,933)	625,100

Net cash used in investing activities	(23,102,832)	(5,178,599)

CASH FLOWS FROM FINANCING ACTIVITIES:
Contributed capital	2,869,449	2,290,102
Distributions	(1,938,621)	(1,537,276)
Proceeds from (payments on) short term loans	(1,465,500)	705,950
Proceeds from long term loans	11,724,000	—

Net cash provided by financing activities	11,189,328	1,458,776

NET CHANGE IN CASH & CASH EQUIVALENTS	2,735,171	150,728

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	3,769	22,964

CASH & CASH EQUIVALENTS, at beginning of year	354,727	181,035

CASH & CASH EQUIVALENTS, at end of year	$3,093,667	$354,727

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid, including $784,285 and $677,712 capitalized	$833,722	$809,294

Taxes paid	$143,928	$93,096

The accompanying notes are an integral part of these financial statements

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 AND 2008
NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS
Standard Crushed Stone Industry Limited (“SCSI”) is an exempted company established in Cayman Islands on February 5, 2010. Other than holding 100% of the outstanding equity interests of Dynasty Raw Materials Industry Limited (“Dynasty”), SCSI has no separate operations of its own. All of SCSI’s business operations are conducted by Hubei Jinlong Cement Co., Ltd. (“Jinlong Cement”) in the People’s Republic of China (“PRC” or “China”), which the Company controls through contractual arrangements that Dynasty’s wholly-owned subsidiary in the PRC, Great Mountain Information Consultant Co., Ltd. (“GMIC”), entered into with Jinlong Cement and its owners.
Dynasty is a company established in Hong Kong Special Administrative Region on February 26, 2010. Other than holding 100% of the outstanding equity interests of GMIC, Dynasty has no separate operations of its own.
GMIC is a limited liability company established in the PRC on May 11, 2010, with registered capital of $8 million, 15% of which is due within 90 days from the date of its organization and the balance within two years from its business license issuance date. Because it is wholly-owned by Dynasty, a non-PRC company, GMIC is deemed a wholly foreign owned enterprise, or WFOE, under applicable PRC law. The principal purpose of GMIC is to manage, hold and own rights in and to the businesses, operations and net income of Jinlong Cement, which it does through a series of contractual arrangements.
Jinlong Cement is a limited liability company established in the PRC on November 18, 2004 with registered capital of $11,736,000 (80,000,000 Chinese Renminbi). The Company is engaged in producing cement products, and holds the licenses and approvals necessary to operate its business in PRC.
On November 10, 2010, GMIC entered into a series of contractual arrangements as follows:
(1) Consulting Services Agreement, through which GMIC has the right to advise, consult, manage and operate Jinlong Cement, and collect and own all of its net profits;
(2) Operating Agreement, through which GMIC has the right to recommend director candidates and appoint the senior executives of Jinlong Cement, approve any transactions that may materially affect the assets, liabilities, rights or operations of Jinlong Cement, and guarantee the contractual performance by Jinlong Cement of any agreements with third parties, in exchange for a pledge by Jinlong Cement of its accounts receivable and assets;
(3) Proxy Agreement, under which the owners of Jinlong Cement have vested their collective voting control over Jinlong Cement to GMIC and will only transfer their respective equity interests in Jinlong Cement to GMIC or its designee(s);
(4) Option Agreement, under which the owners of Jinlong Cement have granted GMIC the irrevocable right and option to acquire all of their equity interests in Jinlong Cement; and
(5) Equity Pledge Agreement, under which the owners of Jinlong Cement have pledged all of their rights, titles and interests in Jinlong Cement to GMIC to guarantee the performance of their obligations under the Consulting Services Agreement.
As a result of the foregoing contractual arrangements, which obligates GMIC to absorb all of the risk of loss from Jinlong Cement’s activities and enables GMIC to receive all of Jinlong Cement’s expected residual returns, SCSI accounts for Jinlong Cement as a variable interest entity, or VIE, under Financial Accounting Standards Board (“FASB”) Interpretation No. 46R (“FIN 46R”), “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51”. Accordingly, the financial statements of Jinlong Cement are combined into the financial statements of the Company.
SCSI, Dynasty, GMIC and Jinlong Cement are collectively referred to hereinafter as the “Company.”

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 AND 2008
The Company’s fiscal year-end is September 30th.
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of presentation
The accompanying consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America. The Company’s functional currency is the Chinese Renminbi (“CNY” or “RMB”); however, the accompanying consolidated financial statements have been re-measured and presented in United States Dollars (“$” or “U.S. Dollars” or “USD”).
Use of estimates
The preparation of consolidated financial statements in conformity with generally accepted accounting principles of the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant estimates reflected in the Company’s consolidated financial statements include the useful lives and recoverable of property and equipment and estimates of intangible assets. Actual results could differ from those estimates.
Concentration of risk
•	Cash – cash includes cash on hand and deposits in the state-owned banks within the PRC. Total cash on hand at September 30, 2009 and 2008 amounted to $5,744 and $5,504, respectively. The Company considers all highly liquid instruments with original maturities of three months or less, to be cash equivalents. Total cash in these banks at September 30, 2009 and 2008 amounted to $3,087,923 and $349,223, respectively, of which no deposits were covered by insurance. Management reviews the financial condition of these institutions on a periodic basis. The Company has not incurred any losses on these accounts from nonperformance by the aforementioned institutions

•	Major customers – one customer accounted for approximately 71.65% of the Company’s sales for the year ended September 30, 2009, and three customers collectively accounted for 64.98% of the Company’s sales for the year ended September 30, 2008.

•	Major suppliers – two and three suppliers collectively accounted for approximately 45.05% and 36.34% of the Company’s purchases for the years ended September 30, 2009 and 2008, respectively.

•	Political and economic risks – The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition, and results of operations may be influenced by the political, economic, and legal environments in the PRC, and by the general state of the PRC’s economy. The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic, and legal environments, and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among others.

•	Value-added tax (“VAT”) payable was based on the filed tax returns with the PRC Tax Bureau. Additional liabilities may arise should the PRC Tax Bureau decides to change the amounts collected.
Notes receivable

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 AND 2008
Notes receivable arise from the sale of cement products, and represent commercial drafts issued by customers to the Company that are guaranteed by banks of the customers. Notes receivables are interest-free with maturity dates of three or six months from date of issuance.
Accounts receivable
During the normal course of business, the Company extends unsecured credit to its customers. Accounts receivable are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Specifically, the Company analyzes the aging of other receivable balances, historical bad debts, customer concentrations, customer credit-worthiness, current economic trends and changes in the customer payment terms. Management’s judgment and estimates are made in connection with establishing the allowance for doubtful accounts. In management’s opinion, allowance for doubtful accounts was $156,806 and $50,226 at September 30, 2009 and 2008, respectively.
Advance to suppliers
Advance to suppliers are monies advanced to suppliers for material purchases.
Customer deposit
Customer deposit represents prepayments by customers for purchases of cement products. The Company records such prepayment as customer deposits when the payments are received.
Other receivables
Other receivables mainly consist of employee advances which are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. These employees were middle management employees. Management takes a conservative approach with an allowance for doubtful accounts in case these employee advances are not fully reimbursed. Management’s judgment and estimates are made in connection with establishing the allowance for doubtful accounts. In management’s opinion, allowance for doubtful accounts was $157,833 and $43,890 at September 30, 2009 and 2008 respectively.
Inventory
Inventory consists of finished cement products, work-in-process and raw materials. Inventory is valued at the lower of cost or market (determined on a weighted average cost basis) or net realizable value. Management compares the cost of inventory with the net realizable value and an allowance is made for impairment in the value of inventory if lower than cost. As of September 30, 2009 and 2008, no impairment was recorded.
Property and equipment
Property and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. Depreciation and amortization are computed on the straight-line method over the following estimated useful lives of the related assets, which range from five to thirty years, and are as follows:

Buildings and structures	25 to 30 years
Machinery and equipment	5 to 10 years
Office equipment	5 years
Construction-in-progress represents the costs incurred in connection with the construction of buildings or new additions to the Company’s plant facilities. No depreciation is provided for construction-in-progress until such time as the assets are completed and placed into service. Maintenance, repairs and minor renewals are charged directly to expense as incurred. Major additions and betterment to buildings and equipment are capitalized. Interest incurred during construction is capitalized into construction-in-progress. All other interest is expensed as incurred.

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 AND 2008
Long-lived asset
Long-lived assets and certain identifiable intangibles held and used by the Company, which are included as a component of other assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company’s management assesses the recoverability of its long-lived assets by determining whether the depreciation and amortization of long-lived assets over their remaining lives can be recovered through projected undiscounted future cash flows. The amount of long-lived asset impairment if any, is measured based on fair value and is charged to operations in the period in which long lived assets impairment is determined by management. At September 30, 2009 and 2008, the Company’s management believes there was no impairment of its long- lived assets.
Income taxes
The Company utilizes the asset and liability method of accounting for income taxes, under which deferred taxes are determined based on the temporary differences between the financial statement and tax basis of assets and liabilities using tax rates expected to be in effect during the years in which the basis differences reverse. A valuation allowance is recorded when it is more likely than not that some of the deferred tax assets will not be realized. GAAP also requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns.
As of January 1, 2007, income tax positions must meet a more-likely-than-not recognition threshold to be recognized. A tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded.
Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. No material deferred tax amounts were recorded at September 31, 2009, and 2008, respectively.
Chinese income taxes
The Company is governed by the Income Tax Law of the People’s Republic of China and local income tax laws (the “PRC Income Tax Law”). Pursuant to the PRC Income Tax Law, enterprises are subject to tax at a statutory rate of 25%.
The Company adopted accounting policies in accordance to U.S. GAAP with regard to provisions, reserves, inventory valuation method, and depreciation that are consistent with requirements under Chinese income tax laws. Therefore, there were no significant deferred tax assets or liabilities during the years ended September 30, 2009 and 2008.
The Company classifies interest and penalties assessed due to underpayment of income taxes as interest expense and other expenses, respectively. The Company incurred no such expenses for the years ended September 30, 2009 and 2008.
Value-added tax
Sales revenue represents the invoiced value of finished cement products, net of a value-added tax (“VAT”). All of the Company’s cement products are sold in the PRC and are subject to a Chinese VAT at a rate of 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing its cement products. The Company recorded VAT payable and VAT receivable net of payments in the financial statements. The VAT tax return is filed offsetting the payables against the receivables.
Revenue recognition

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 AND 2008
The Company recognizes revenue from the sale of cement when it is realized or realizable and earnings process is complete. In general, the Company records revenue when the cement is successfully manufactured, title has passed to the customer in accordance with the terms of the sale and collectability or consideration is reasonably assured.
The Company does not allow product return or sales discount allowance because its cement products are normally not returnable and sales discount is normally not granted after such products are sold.
Cost of revenue
The costs associated with the Company’s revenue are the costs to convert raw materials into finished cement products. Cost of revenue consists primarily of direct material costs, direct labor costs, direct depreciation and related direct expenses attributable to producing cement. Manufacturing overhead primarily includes expenses such as indirect labor costs, depreciation as it relates to the cost of production, rent, utilities and receiving costs.
Shipping and handling
Shipping and handling costs related to costs of raw materials purchased are included in cost of revenue. Further, transportation costs incurred in the delivery of the Company’s cement products are also included in cost of revenue.
Advertising Costs
The Company expenses advertising costs as incurred or, as appropriate, the first time the advertising takes place. Advertising costs for the years ended September 30, 2009 and 2008 were $78,790 and $15,503, respectively.
Other operating costs
Other operating costs include management and staff salaries, administrative and facilities related expenses and other expenses that are unrelated to the production functions of the Company’s business, and are expensed as incurred.
Subsidy income
Subsidy income is mainly comprised of the natural resources taxes refunded by the local government to encourage the Company’s recycling efforts to utilize industrial waste in its production.
Foreign currency translation
As of September 30, 2009 and 2008, the accounts of the Company were maintained, and its consolidated financial statements were expressed in the RMB. Such consolidated financial statements were translated into U.S. Dollars in accordance with ASC 830 (formally known as SFAS No. 52), “Foreign Currency Translation,” with the RMB as the functional currency. According to ASC 830, all assets and liabilities are translated at the exchange rate on the consolidated balance sheet date, stockholder’s equity are translated at the historical rates and statement of operations items are translated at the weighted average exchange rate for the year. The resulting translation adjustments are reported under other comprehensive income in accordance with ASC 220 (formally known as SFAS No. 130), “Reporting Comprehensive Income.” Cash flows from the Company’s operations are calculated based upon the RMB and translated to USD at average translation rates for the period. As a result, translation adjustment amounts related to assets and liabilities reported on the consolidated statement of cash flows will not necessarily agree with changes in the corresponding consolidated balances on the balance sheet.
The balance sheet amounts with the exception of equity at September 30, 2009 were translated at 6.84 RMB to 1.00 USD, as compared to 6.86 RMB to 1.00 USD at September 30, 2008. The equity accounts were stated at their historical rate. The average translation rates applied to income and cash flow statement amounts for the years ended September 30, 2009 and 2008 were 6.85 RMB and 7.11 RMB to 1.00 USD, respectively.
Segment information

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 AND 2008
The Company’s senior management reviews consolidated results of operations prepared in accordance with U.S. GAAP when making decisions about allocating resources and assessing performance of the Company; hence, the Company has only one operating segment.
The Company operates in the PRC and all of its long-lived assets are located in the PRC. All of the Company’s revenues are generated from customers headquartered in the PRC.
Recent accounting pronouncements
In December 2007, the FASB issued SFAS No. 141(R) (ASC 805)., Business Combinations. SFAS No. 141(R) applies to any transaction or other event that meets the definition of a business combination. Where applicable, SFAS No. 141(R) establishes principles and requirements for how the acquirer recognizes and measures identifiable assets acquired, liabilities assumed, non-controlling interest in the acquiree and goodwill or gain from a bargain purchase. In addition, SFAS No. 141(R) determines what information to disclose to enable users of the consolidated financial statements to evaluate the nature and financial effects of the business combination. In April 2009, the FASB issued FSP 141(R)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies, (“FSP 141(R)-1”), which modified the guidance in SFAS No. 141(R) related to contingent assets and contingent liabilities. Also in December 2007, the FASB issued Statement No. 160, Non-controlling Interests in Consolidated Financial Statements (“SFAS No. 160”). This Statement amends Accounting Research Bulletin No. 51, Consolidated Financial Statements, to establish accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 141(R), as modified by FSP 141(R)-1, and SFAS No. 160 are required to be adopted simultaneously and are effective for the first annual reporting period beginning on or after December 15, 2008 with earlier adoption being prohibited. The Company will adopt both SFAS No. 141(R), as modified by FSP 141(R)-1, and SFAS No. 160 on April 1, 2009. The Company has no non-controlling interests, therefore the adoption of SFAS No. 160 is not expected to have any impact. The adoption of SFAS No. 141(R), as modified by FSP 141(R)-1, will change the Company’s accounting treatment for business combinations on a prospective basis.
In April 2008, the FASB issued FSP No. FAS 142-3 (ASC 350), “Determination of the Useful Life of Intangible Assets.” AS 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets.” SFAS No. 142-3 is effective for periods beginning January 1, 2009. The adoption of SFAS No. 142-3 did not have a material impact on the Company’s consolidated financial statements.
In April 2009, the FASB issued FSP FAS 157-4 (ASC 820), Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides guidance regarding how to determine whether there has been a significant decrease in the volume and level of activity for the asset or liability when compared with normal market activity for the asset or liability. In such situations, an entity may conclude that transactions or quoted prices may not be determinative of fair value, and may adjust the transactions or quoted prices to arrive at the fair value of the asset or liability. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009, and must be applied prospectively. The adoption did not have a material impact on the Company’s consolidated financial statements or required disclosures.
In May 2009, the FASB issued Statement No. 165 (ASC 855), “Subsequent Events” (“SFAS 165”), which establishes general standards of accounting for, and requires disclosure of, events that occur after the consolidated balance sheet date but before consolidated financial statements are issued or are available to be issued. In February 2010, the FASB issued an update to the standard related to subsequent events effective for all financial statements of SEC filers issued after February 24, 2010, which removed the requirement to disclose the date through which subsequent events were evaluated. The adoption of this update to the standard did not have a material impact on its financial position or results from operations.

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 AND 2008
In June 2009, the FASB issued SFAS No. 166 (ASC 860), “Accounting for Transfers of Financial Assets” (“SFAS 166”). SFAS 166 is a revision to SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, and will require more information about transfers of financial assets and where companies have continuing exposure to the risk related to transferred financial assets. It eliminates the concept of a qualifying special purpose entity, changes the requirements for derecognizing financial assets, and requires additional disclosure. This standard is effective for interim and annual periods ending after November 15, 2009. The Company will adopt SFAS 166 on January 1, 2010 and is currently evaluating the potential impact on the consolidated financial statements when implemented.
In June 2009, the FASB issued SFAS No. 167 (ASC 810), Amendments to FASB Interpretation No. 46(R) (SFAS 167). The amendments include: (1) the elimination of the exemption for qualifying special purpose entities, (2) a new approach for determining who should consolidate a variable-interest entity, and (3) changes to when it is necessary to reassess who should consolidate a variable-interest entity. SFAS 167 is effective for the first annual reporting period beginning after November 15, 2009 and for interim periods within that first annual reporting period. The Company will adopt SFAS 167 in fiscal 2010 and is evaluating the impact it will have on the results of the Company.
In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 168 (ASC 105), “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles” (“SFAS 168”). SFAS 168 establishes the FASB Accounting Standards Codification (the “Codification”) as the single source of authoritative nongovernmental U.S. GAAP. The Codification is effective for interim and annual periods ending after September 15, 2009. The adoption of this standard did not have a material impact on the Company’s consolidated financial statements.
In August 2009, the FASB issued an Accounting Standards Update (“ASU”) regarding measuring liabilities at fair value. This ASU provides additional guidance clarifying the measurement of liabilities at fair value in circumstances in which a quoted price in an active market for the identical liability is not available; under those circumstances, a reporting entity is required to measure fair value using one or more of valuation techniques, as defined. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.
In October 2009, the FASB issued an ASU regarding accounting for own-share lending arrangements in contemplation of convertible debt issuance or other financing. This ASU requires that at the date of issuance of the shares in a share-lending arrangement entered into in contemplation of a convertible debt offering or other financing, the shares issued shall be measured at fair value and be recognized as an issuance cost, with an offset to additional paid-in capital. Further, loaned shares are excluded from basic and diluted earnings per share unless default of the share-lending arrangement occurs, at which time the loaned shares would be included in the basic and diluted earnings-per-share calculation. This ASU is effective for fiscal years beginning on or after December 15, 2009, and interim periods within those fiscal years for arrangements outstanding as of the beginning of those fiscal years. The Company will adopt this ASU on January 1, 2010 and is currently evaluating the potential impact on the consolidated financial statements when implemented.
In November 2009, the FASB issued an ASU regarding accounting for stock dividends, including distributions to shareholders with components of stock and cash. This ASU clarifies that the stock portion of a distribution to shareholders that contains components of cash and stock and allows shareholders to select their preferred form of the distribution (with a limit on the amount of cash that will be distributed in total) should be considered a stock dividend and included in EPS calculations as a share issuance. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements
In December 2009, FASB issued ASU No. 2009-16, Accounting for Transfers of Financial Assets. This Accounting Standards Update amends the FASB Accounting Standards Codification for the issuance of FASB Statement No. 166, Accounting for Transfers of Financial Assets—an amendment of FASB

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 AND 2008
Statement No. 140.The amendments in this Accounting Standards Update improve financial reporting by eliminating the exceptions for qualifying special-purpose entities from the consolidation guidance and the exception that permitted sale accounting for certain mortgage securitizations when a transferor has not surrendered control over the transferred financial assets. In addition, the amendments require enhanced disclosures about the risks that a transferor continues to be exposed to because of its continuing involvement in transferred financial assets. Comparability and consistency in accounting for transferred financial assets will also be improved through clarifications of the requirements for isolation and limitations on portions of financial assets that are eligible for sale accounting. This ASU is effective for the annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. The Company does not expect the adoption of this ASU to have a material impact on its consolidated financial statements.
In December, 2009, FASB issued ASU No. 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities. This Accounting Standards Update amends the FASB Accounting Standards Codification for the issuance of FASB Statement No. 167, Amendments to FASB Interpretation No. 46(R). The amendments in this Accounting Standards Update replace the quantitative-based risks and rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity with an approach focused on identifying which reporting entity has the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. An approach that is expected to be primarily qualitative will be more effective for identifying which reporting entity has a controlling financial interest in a variable interest entity. The amendments in this Update also require additional disclosures about a reporting entity’s involvement in variable interest entities, which will enhance the information provided to users of financial statements. This ASU is effective as of the beginning of a reporting entity’s first annual reporting period that begins after November 15, 2009 and for interim periods within the first annual reporting period. The Company is currently evaluating the impact of this ASU, however, the Company does not expect the adoption of this ASU to have a material impact on its consolidated financial statements.
In January 2010, FASB issued ASU No. 2010-01- Accounting for Distributions to Shareholders with Components of Stock and Cash. The amendments in this Update clarify that the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a potential limitation on the total amount of cash that all shareholders can elect to receive in the aggregate is considered a share issuance that is reflected in EPS prospectively and is not a stock dividend for purposes of applying Topics 505 and 260 (Equity and Earnings Per Share). The amendments in this update are effective for interim and annual periods ending on or after December 15, 2009, and should be applied on a retrospective basis. The Company does not expect the adoption of this ASU to have a material impact on its consolidated financial statements.
In January 2010, FASB issued ASU No. 2010-02 – Accounting and Reporting for Decreases in Ownership of a Subsidiary – a Scope Clarification. The amendments in this Update affect accounting and reporting by an entity that experiences a decrease in ownership in a subsidiary that is a business or nonprofit activity. The amendments also affect accounting and reporting by an entity that exchanges a group of assets that constitutes a business or nonprofit activity for an equity interest in another entity. The amendments in this update are effective beginning in the period that an entity adopts SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51.” If an entity has previously adopted SFAS No. 160 as of the date the amendments in this update are included in the Accounting Standards Codification, the amendments in this update are effective beginning in the first interim or annual reporting period ending on or after December 15, 2009. The amendments in this update should be applied retrospectively to the first period that an entity adopted SFAS No. 160. The Company will adopt this ASU on January 1, 2010 and is currently evaluating the potential impact on the consolidated financial statements when implemented.
In January 2010, FASB issued ASU No. 2010-06 – Improving Disclosures about Fair Value Measurements. This update provides amendments to Subtopic 820-10 that requires new disclosure as follows: 1) Transfers in and out of Levels 1 and 2. A reporting entity should disclose separately the amounts of significant

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 AND 2008
transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. 2) Activity in Level 3 fair value measurements. In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number). This update provides amendments to Subtopic 820-10 that clarify existing disclosures as follows: 1) Level of disaggregation. A reporting entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. A reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities. 2) Disclosures about inputs and valuation techniques. A reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. These disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Company is currently evaluating the impact of this ASU, however, the Company does not expect the adoption of this ASU to have a material impact on its consolidated financial statements.
NOTE 3 – ACCOUNTS RECEIVABLE
Accounts receivable consisted of the following as of:

	Year End September 30,
	2009	2008
Accounts receivable	$573,828	$54,951
Less: allowance for bad debts	(156,806)	(50,226)

Accounts receivable, net	$417,022	$4,725
Accounts receivable are reduced by the allowance for bad debts, which is reserved for balances over 90 days unless there are significant reasons as to why the accounts receivable can be collected. The majority of the Company’s sales are made in cash; however, credit is extended to the government and other strategic, long-term and high credit-rating customers. The terms of the accounts receivable are typically from 30 to 60 days.
NOTE 4 – PREPAID EXPENSES AND OTHER CURRENT ASSETS
Prepaid expenses and other current assets consisted of the following as of:

	Year End September 30,
	2009	2008
Employee advances	$79,687	$87,346
Loan receivables	596,759	1,069,199
Less: allowance for doubtful accounts	(157,833)	(43,890)
Prepaid expenses	86,467	—

Prepaid expenses and other current assets, net	$605,080	$1,112,655
Prepaid expenses and other current assets mainly consist of certain prepaid expenses, loan receivables due from unrelated third parties for business development purposes, and employee advances. The loan receivables from unrelated third parties are interest-free, unsecured and due upon demand. Other receivables are reduced by the allowance for doubtful accounts, which is reserved for balances over 90 days unless the collectability of these receivables can be reasonably assured.

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 AND 2008
NOTE 5 – DUE FROM RELATED PARTIES

	Year End September 30,
	2009	2008
Due from related parties	$4,950,703	$2,070,170

Total	$4,950,703	$2,070,170
Amounts due from related parties were $4,950,703 and $2,070,170 as of September 31, 2009 and 2008, respectively. These amounts are interest-free, unsecured and due upon on demand. Related parties include shareholders and other companies which the shareholders hold interests in. The purpose of these transactions is to facilitate the cash flow needs of these related parties. The Company plans to cease such practice in the future.
NOTE 6 –ADVANCE TO SUPPLIERS
Advance to suppliers consisted of the following as of:

	Year Ended September 30,
	2009	2008
Advance to suppliers	$3,399,680	$5,108,935
Less: allowance for advance to suppliers	(1,764,912)	(1,760,099)

Total	$1,634,768	$3,348,836

Advance to suppliers is mainly comprised of prepayments for coal used for the production of cement. These prepayments are interest interest-free and unsecured.
NOTE 7 – INVENTORY
Inventory consisted of the following at:

	September 30,
	2009	2008
Raw and packing materials	$1,617,055	1,492,531
Work in progress	34,918	25,496
Finished goods	763,057	654,965

Total	$2,415,030	$2,172,992

Management reviews the Company’s inventory for obsolescence and cost in excess of net realizable value at least annually and records a reserve against the inventory as an additional cost of goods sold. As of September 31, 2009 and 2008, management determined that there were no obsolescence in inventory and did not record any charges to its inventory reserve allowance.
NOTE 8 – PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment consisted of the following as of:

	Year Ended September 30,
	2009	2008
Building	$4,405,517	$4,393,504
Machinery and operating equipment	10,722,789	10,226,589
Office equipment	2,272,437	2,242,276
Total	$17,400,743	$16,862,369

Less: accumulated depreciation	(6,349,021)	(4,625,119)

Total Property and equipment	$11,051,722	$12,237,250

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 AND 2008
Depreciation expenses for the years ended September 30, 2009 and 2008 were $1,709,506 and $1,532,425, respectively.
NOTE 9 – CONSTRUCTION-IN-PROGRESS

	Year End September 30,
	2009	2008
Construction-in-progress	$27,621,857	$7,889,360

Total	$27,627,857	$7,889,360

Construction-in-progress represents labor costs, materials, and capitalized interest incurred in connection with the construction of the Company’s second cement production line as well as assembly of machineries for this production line. No depreciation is provided for construction-in-progress until the production line is completed and placed into service.
Interest expense in the amount of $784,285 and $677,712 was capitalized into construction-in-progress for the years ended September 30, 2009 and 2008, respectively.
NOTE 10 –OTHER ASSETS
Other assets consisted of the following as of:

	Year Ended September 30,
	2009	2008
Long-term investment	$164,304	$163,856
Intangible assets	617,504	615,821
Less: Accumulated amortization	(133,381)	(88,678)

Total	$648,427	$690,999

Long-term investment is the 11.2% interest in Shiyan Hangong Concrete Co., Ltd., an unrelated party, held by the Company which is accounted for under the cost method, and the Company records its investment at cost and only records income on the investment when dividends are received. The Company recorded dividends of $35,634 and $46,061 for the years ended September 30, 2009 and 2008, respectively.
The intangible assets pertain to the right to extract from a limestone depository. All natural resources in the PRC are state-owned, but the government grants rights to individuals or companies to extract the natural resources. The Company has the right to extract from a limestone depository for 5 years, and amortizes such right on a straight line basis over 5 years. This limestone depository currently is idle, and is unrelated to the two other limestone depositories that the Company has the extraction rights to and from which limestone is currently being extracted.
Amortization expense for the years ended September 30, 2009 and 2008 was $44,415 and $42,790, respectively.
NOTE 11 –TAXES PAYABLE
Taxes payable consisted of the following as of:

	Year Ended September 30,
	2009	2008
VAT	$721,546	$1,073,774
Income tax	3,142,491	1,030,358

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 AND 2008

	Year Ended September 30,
	2009	2008
Other miscellaneous taxes	2,676	74,777

Total	$3,866,713	$2,178,909

VAT payable is based upon the Company’s returns filed with the PRC Tax Bureau. However, in the future, should the PRC Tax Bureau decides to change the VAT tax payable amounts, there may be additional liabilities.
NOTE 12 – OTHER PAYABLES AND OTHER ACCURED EXPENSES

	Year End September 30,
	2009	2008
Other payable	$3,033,375	$766,034
Accrued payroll and payroll related expenses	390,883	468,597

Total	$3,424,258	$1,234,632

Other payable primarily consists of deposits required by the contractors engaged to build the Company’s second cement production line.
NOTE 13 – LOANS
(a) Short-term loans
Short-term loans represent bank loans that are due within one year. The loan principals are due at maturity and the loans can be renewed with the lending banks. The loans consisted of the following as of:

	Year End September 30,
	2009	2008
Loan from Yu Xian Credit Union, due January 2010, interest rate at 7.74% per annum, no collaterals	$733,500	$731,500
Loan from Yu Xian Credit Union, due June 2009, interest rate at 9.72% per annum, no collaterals	—	1,463,000

Total	$733,500	$2,194,500

Interest expense incurred on these short-term loans was $42,536 and $86,726 as of September 30, 2009 and 2008, respectively.
As of September 31, 2009 and 2008, there were no restrictive covenants related to these loans.
(b) Long-term loans
As of September 30, 2009 and 2008, long term loan payables were as follows:

	2009	2008
Loan from Xun Xian Urban Investment and Development Co. Ltd., due November 30, 2009, interest rate at 12% per annum, interest only payment, principle due upon maturity, secured by building and equipments	$5,868,000	$5,852,000
Loan from Hubei Province Rural Credit Cooperatives, due February 19, 2014,, interest rate at 7.02%, interest only payment, principle due upon maturity, secured by building and equipments	11,736,000	—

Total	$17,604,000	$5,852,000

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 AND 2008
Interest expense incurred on these long-term loans was $6,901 and $44,856 for the years ended September 30, 2009 and 2008, respectively. The Company paid interests in the amount of $791,186 and $722,568 for the years ended September, 2009 and 2008, respectively. The amount of capitalized interest included in construction-in-progress (Note 9) amounted $784,285 and $677,712 for the years ended September 31, 2009 and 2008, respectively
NOTE 14– INCOME TAXES
All of the Company’s business operations are conducted by Jinlong Cement in China, which the Company controls through its PRC subsidiary, GMIC. Jinlong Cement is subject to the income tax laws of the PRC and does not have any deferred tax assets or deferred tax liabilities under such laws because there are no temporary differences between carrying amounts in the financial statements and the tax bases of existing assets and liabilities.
As a WFOE, GMIC is governed by the Income Tax Law of the PRC concerning Foreign Investment Enterprises and Foreign Enterprises and various local income tax laws. Prior to January 1, 2008, under the then effective PRC Income Tax Law, FIEs generally were subject to an income tax at an effective rate of 33% (30% state income taxes plus 3% local income taxes) on income as reported in their statutory financial statements after appropriate tax adjustments unless the FIE was located in specially designated regions for which more favorable effective tax rates apply. Beginning January 1, 2008, the Enterprise Income Tax (“EIT”) law has replaced the previous laws for domestic enterprises (“DEs”) and foreign invested enterprises (“FIEs”). Under the EIT law, corporate income tax for both DEs (such as Jinlong Cement) and FIEs (such as GMIC) has been unified at 25%.
Deferred tax assets and liabilities are provided for significant income and expense items recognized in different years for tax and financial reporting purposes. The Company did not have any temporary differences which would give rise to a net deferred tax asset for fiscal year end September 30, 2009 and 2008.
The Company had cumulative undistributed earnings of approximately $11.5 million and $5.7 million as of September 30, 2009 and 2008, respectively, which amounts are included in the consolidated retained earnings for the respective periods and will continue to be indefinitely reinvested in international operations. Accordingly, no provision has been made for U.S. deferred taxes related to future repatriation of these earnings.
NOTE 15 – COMMITMENTS AND CONTINGENCIES
(a) Litigation
In the ordinary course of business, the Company is generally subject to claims, complaints, and legal actions. Management believes that the Company is not a party to any action which would have a material impact on its financial condition, operations, or cash flows.
(b) Economic Environment
As all of the Company’s operations are conducted in the PRC, the Company is subject to special considerations and significant risks not typically associated with companies operating in the United States of America. These risks include, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.
NOTE 16 – STATUTORY RESERVES
The laws and regulations of the PRC require that before a FIE can legally distribute profits, it must first satisfy all tax liabilities, provide for losses in previous years, and make allocations to statutory reserves in proportions determined at the discretion of the FIE’s board of directors. The statutory reserves include the

STANDARD CRUSHED STONE INDUSTRY LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 AND 2008
surplus reserve fund and the enterprise fund. Additionally, the Chinese government restricts distributions of registered capital and the additional investment amounts required by a FIE. Approval by the Chinese government must be obtained before these amounts can be distributed back to the shareholders.
Statutory surplus reserve fund
Jinlong Cement is required to transfer 10% of its net income, as determined in accordance with the PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of its registered capital.
The transfer to this reserve must be made before distribution of any dividends to shareholders. For the years ended September 30, 2009, and 2008, Jinlong Cement transferred $319,705, and $609,941, respectively, to this reserve. The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any. It may also be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.
The remaining reserve to fulfill the 50% registered capital requirement amounted to approximately $4,938,354 and $5,242,059 as of September 30, 2009 and 2008, respectively.

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